                    SUBORDINATION AND INTERCREDITOR AGREEMENT



         Subordination and Intercreditor Agreement entered into as of October 2, 1998 by and among GUNTHER PARTNERS, LLC ("New Lender"), JUNE H. GENEEN, PHIL
E. GILBERT, JR., THOMAS W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (collectively, the "Estate") and GUNTHER INTERNATIONAL, LTD. ("Gunther").

         WHEREAS, pursuant to a certain Loan and Security Agreement dated the date hereof between Gunther and New Lender (the "Loan Agreement"), New Lender has made a loan to Gunther in the amount of Four Million Dollars ($4,000,000) which loan is evidenced by the Loan Agreement and a certain $4,000,000 Term Note dated the date hereof made by Gunther to the order of the New Lender (the "Priority Note"); and

         WHEREAS, payment and performance of Gunther's obligations under the Loan Agreement and the Priority Note are secured by a valid and perfected security interest in, and lien on, all of Gunther's tangible and intangible personal property, whether now owned or hereafter acquired, and all products and proceeds thereof, all as more fully set forth in the Loan Agreement (the "Collateral"); and

         WHEREAS, Gunther is indebted to the Estate under a certain $1,701,168.75 Promissory Note dated the date hereof made by Gunther to the order of the Estate (the "Estate Note"); and

         WHEREAS, payment and performance of Gunther's obligations to the Estate under the Estate Note are secured by a valid perfected security interest in, and lien on, all of the Collateral granted to the Estate by Gunther pursuant to a certain Security Agreement dated the date hereof (the" Estate Security Agreement"); and

         WHEREAS, the Collateral is also encumbered by a valid perfected security interest and lien granted by Gunther to Connecticut Innovations, Inc. ("CII") pursuant to an Amendment and Restatement of Development Agreement dated as of December 31, 1995 between Gunther and CII; and

         WHEREAS, pursuant to a certain Subordination Agreement dated the date hereof between CII, the New Lender and Gunther, CII has agreed to subordinate its lien and security interest in all of the Collateral other than patents and trademarks now owned or hereafter acquired by Gunther (such patents and trademarks herein the "Patents and Trademarks") to the lien and security interest therein held by the New Lender; and

         WHEREAS, pursuant to a certain Subordination Agreement dated the date hereof between CII, the Estate and Gunther, CII has agreed to subordinate its lien and security interest in all of the Collateral other than Patents and Trademarks to the lien and security interest therein held by the Estate; and

         WHEREAS, it is in the best interests of the Estate if the New Lender provide financing to Gunther pursuant to the Loan Agreement and the Priority Note; and

         WHEREAS, to induce the New Lender to provide financing to Gunther pursuant to the Loan Agreement and the Priority Note, the Estate has agreed to subordinate (i) all obligations of Gunther to the Estate under the Estate Note and the Estate Security Agreement to all of Gunther's obligations to the New Lender under the Loan Agreement and the Priority Note as the same may, from time to time, be modified, amended or extended, and (ii) the Estate's lien and security interest in and to the Collateral to the New Lender's lien and security interest in and to the Collateral.

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. The Estate hereby subordinates its security interest and lien in the Collateral to the security interest and lien of the New Lender therein. Notwithstanding the date, time, manner or order of attachment or perfection of the security interest and liens of the Estate or the New Lender in any of the Collateral, and notwithstanding any provisions of the Uniform Commercial Code, any applicable law, any decision of any court or tribunal of competent jurisdiction or whether the Estate or the New Lender holds possession of all or any part of the Collateral, the lien and security interest of the New Lender in and to the Collateral and all proceeds thereof shall be prior in right to the lien and security interest of the Estate in and to the Collateral.

         2. The Estate does hereby subordinate the payment of all debts, obligations and liabilities of Gunther to the Estate under the Estate Note and the Estate Security Agreement, (all hereinafter referred to as "Secondary Obligations") to the payment of any and all debts, obligations and liabilities of Gunther to the New Lender under the Loan Agreement and the Priority Note (all hereinafter referred to as the "Primary Obligations").

         3. The Estate agrees to execute any assignment, UCC-1 financing statement, UCC-3 subordination agreement, or any other instrument or document requested by the New Lender and to take such further action as the New Lender may at any time, and from time to time, reasonably request in order to effectuate this Agreement.

         4. Upon any distribution of any assets of Gunther whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, the New Lender shall be entitled to receive payment in full of said Primary Obligations prior to the payment of all or any part of said Secondary Obligations. To enable the New Lender to assert and enforce their rights hereunder in any such proceeding or upon the happening of any such event, the New Lender or any person whom the New Lender may designate is hereby irrevocably appointed attorney in fact for the Estate with full power to act in the place and stead of the Estate, including the right to make, present, file and vote such proofs of claim against Gunther on account of all or any part of said Secondary Obligations as the New Lender may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of said Primary Obligations. By execution and delivery of this Agreement, the Estate grants to the New Lender full power and authority to take any and all acts as may be necessary to enforce any and all such Secondary Obligations, to exercise any rights as assignee of any security for payment of said Secondary Obligations, to effectuate the aforesaid power of attorney, and to effect collection of any and all dividends or other payments which may be made or required at any time on account thereof; and no further documents or instruments of any kind whatsoever shall be required to effectuate the New Lender's rights under this Agreement or to implement the provisions of this Agreement.

         5. The Estate will not ask, demand, sue for, take or receive payment of all or any part of said Secondary Obligations or exercise any rights which the Estate may have as a secured party by agreement or by law, unless and until all and every part of said Primary Obligations have been fully paid and discharged. The Estate will not commence or join with any other creditors of Gunther in commencing any bankruptcy, receivership, reorganization, insolvency or similar proceeding against Gunther. The Estate will not take or permit or cause any person or entity to take any action prejudicial to or inconsistent with the New Lender's priority position over Gunther that is created by this Agreement.

         6. The Estate has, to the extent deemed necessary by the Estate, reviewed the existing agreements among the New Lender and Gunther and has had its counsel fully explain to it such agreements and this Agreement, and understands that there is no commitment or obligation on the New Lender's part to make any loans or advances or to extend credit to Gunther except as may be contained in current and presently effective written agreements between the New Lender and Gunther; provided, however, that the Estate further understands that such agreements may be modified, altered or amended, without notice to or consent of the Estate.

         7. The Estate will not sell, assign, transfer, pledge or hypothecate all or any part of the Secondary Obligations, except to the New Lender.

         8. The New Lender may at any time, in its discretion, renew or extend the time of payment of all or any of said Primary Obligations or waive or release any collateral which may be held therefor, and the New Lender may enter into such agreements with Gunther as the New Lender may deem desirable without notice to or further assent from the Estate and without in any way affecting the New Lender's rights hereunder.

         9. This Agreement is and shall be deemed to be a continuing subordination and shall be and remain in full force and effect until payment in full of the Primary Obligations.

         10. In the event any payments are made hereafter by Gunther to the Estate or any amounts are received by the Estate contrary to the provisions of this Agreement, the Estate shall hold all such amounts IN TRUST for the New Lender and will promptly remit said payments or amounts to the New Lender. Upon failure to so remit, the New Lender shall have the right to proceed directly against the Estate for any such amount.

         11. The Estate shall pay to the New Lender on demand, all expenses of every kind, including reasonable attorneys' fees that the New Lender may incur in enforcing any of its rights under this Agreement.

         12. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document evidencing the Primary Obligations.

         13. This Agreement shall be governed by and construed under the laws of the State of Connecticut.

         14. The Estate shall execute and deliver to the New Lender such further instruments and shall take such further action as the New Lender may at any time and from time to time reasonably request in order to carry out the provisions and intent of this Agreement.

         15. The provisions of this Agreement are independent of and severable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         16. Neither the failure nor any delay on the part of the New Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by the New Lender hereunder shall be effective unless it is in writing and signed by the New Lender, and then only to the extent specifically stated in such writing.

         17. In order to induce the New Lender to provide financing to Gunther pursuant to the Loan Agreement and the Priority Note, Gunther hereby acknowledges this Agreement and agrees to be bound by all the terms, provisions and conditions hereof. Gunther further agrees, without the New Lender's written consent thereto first procured, not to repay all or any part of the Secondary Obligations while any portion of the Primary Obligations are outstanding.

         18. This Agreement shall be binding upon the Estate and their respective heirs, executors, administrators, successors, and assigns, and all of the New Lender's rights hereunder shall inure to the benefit of the New Lender and its successors and assigns.

         19. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed given when received at the addresses provided below:

                  If to the Estate, to:

                           Co-Executors of the Estate of Harold S. Geneen c/o United States Trust Company of New York 114 West 47th Street
                           New York, New York  10036
                           Attention:  Steven M. Kirkpatrick

                  If to the New Lender, to:

                           Gunther Partners, LLC
                           c/o Thomas M. Steinberg, President
                           Tisch Family Interests
                           667 Madison Avenue
                           New York, New York  10021

                  If to Gunther, to:

                           Gunther International, Ltd.
                           One Winnenden Road
                           Norwich, Connecticut 06360
                           Attention:  President

         Each party shall have the right to change its address by sending a written notice thereof to the other parties by registered or certified mail addressed as provided herein.

         20. The Estate, the New Lender and Gunther hereby agree that any state court or local court of the State of Connecticut and the United States District Court for the District of Connecticut shall have exclusive jurisdiction to hear and determine any claims or disputes between the Estate, the New Lender and Gunther pertaining directly or indirectly to this Agreement, or to any matter arising herefrom. The Estate, the New Lender and Gunther expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail addressed to the Estate, the New Lender and Gunther, as the case may be, at the address of the New Lender, the Estate or Gunther, as the case may be, set forth above. The exclusive choice of forum set forth in this paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, in any appropriate jurisdiction.

         21. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         22. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

                  [Rest of This Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.


                                         GUNTHER PARTNERS, LLC


                                         By:      /s/ Thomas J. Tisch
-----------------------------------         ------------------------------------
Name:                                           Thomas J. Tisch
                                                Manager

-----------------------------------
Name:


                                         THE ESTATE OF
                                         HAROLD S. GENEEN


[signature illegible]                    By:      /s/ June H. Geneen
-----------------------------------         ------------------------------------
Name:                                           June H. Geneen,
                                                Its Co-Executor
[signature illegible]
-----------------------------------         ------------------------------------
Name:


  /s/  David D. Howe                     By:      /s/ Phil E. Gilbert, Jr.
-----------------------------------         ------------------------------------
Name:  David D. Howe                            Phil E. Gilbert, Jr.,
                                                Its Co-Executor
  /s/  Geert T.M.J. Raaijnakers
-----------------------------------
Name:  Geert T.M.J. Raaijnakers


[signature illegible]                    By:      /s/ Thomas W. Keesee
-----------------------------------         ------------------------------------
Name:                                           Thomas W. Keesee,
                                                Its Co-Executor
[signature illegible]
-----------------------------------
Name:

SIGNATURE PAGE                         SUBORDINATION AND INTERCREDITOR AGREEMENT

                                         By:    UNITED STATES TRUST
                                                COMPANY OF NEW YORK,
                                                Its Co-Executor


[signature illegible]                    By:      /s/ Steven Scott Kirkpatrick
-----------------------------------         ------------------------------------
Name:                                           Name:  Steven Scott Kirkpatrick
                                                Title: Vice President
[signature illegible]
-----------------------------------
Name:


                                         GUNTHER INTERNATIONAL, LTD.


                                         By:      /s/ James H. Whitney
-----------------------------------         ------------------------------------
Name:                                           Name:  James H. Whitney
                                                Title: President & CEO

-----------------------------------
Name:



STATE OF NEW YORK                           )
                                            )        ss.         October 1, 1998
COUNTY OF NEW YORK                          )

         Personally appeared Thomas J, Tisch, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he is the Manager of GUNTHER PARTNERS LLC, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as Manager of GUNTHER PARTNERS, LLC, and the free act and deed of said limited liability company, before me, the undersigned officer


                                       /s/ Nancy L. Berry
                                       -----------------------------------------
                                       Name: Nancy L. Berry
                                       Notary Public
                                       My Commission Expires Aug. 2, 1999

SIGNATURE PAGE                         SUBORDINATION AND INTERCREDITOR AGREEMENT

STATE OF NEW HAMPSHIRE                      )
                                            )        ss:
COUNTY OF GRAFTON                           )

         On this 1 day of October, 1998, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                       /s/ Annette L. Hicks
                                       -----------------------------------------
                                       Name:  Annette L. Hicks
                                       Notary Public
                                       My Commission Expires Apr. 2, 2002



STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )

         On this 1st day of October, 1998, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                       /s/ Sarah Rosen
                                       -----------------------------------------
                                       Name: Sarah Rosen
                                       Notary Public
                                       My Commission Expires Mar. 30, 1999

SIGNATURE PAGE                         SUBORDINATION AND INTERCREDITOR AGREEMENT

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF WESTCHESTER                       )

         On this 1st day of October, 1998, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                       /s/ Dawn M. Randazzo
                                       -----------------------------------------
                                       Name:  Dawn M. Randazzo
                                       Notary Public
                                       My Commission Expires July 6, 2000



STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF                                   )

         On this 1 day of October, 1998, before me, the undersigned officer, personally appeared Steven Scott Kirkpatrick, Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.


                                       /s/ Clay R. Serenbetz
                                       -----------------------------------------
                                       Name:  Clay R. Serenbetz
                                       Notary Public
                                       My Commission Expires Nov. 13, 1999

SIGNATURE PAGE                         SUBORDINATION AND INTERCREDITOR AGREEMENT

STATE OF CONNECTICUT                        )
                                            )        ss.        October __, 1998
COUNTY OF                                   )

         Personally appeared _________________________, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he/she as ___________________ of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as ___________________ of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said GUNTHER INTERNATIONAL, LTD., before me, the undersigned officer

                                       -----------------------------------------
                                       Name:
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires

SIGNATURE PAGE                         SUBORDINATION AND INTERCREDITOR AGREEMENT